Exhibit 99.1
Doximity Announces Fiscal 2023 First Quarter Financial Results
Q1 total revenues of $90.6 million, up 25% year-over-year
Q1 operating cash flow of $44.8 million, up 35% year-over-year
Q1 free cash flow of $42.6 million, up 32% year-over-year

SAN FRANCISCO, Calif., August 4, 2022 -- Doximity, Inc. (NYSE: DOCS), the leading digital platform for U.S. medical professionals, today announced results for the fiscal 2023 first quarter ended June 30, 2022.
“We’re pleased that a record number of physicians, NPs, and PAs used our Doximity Dialer over 200,000 times per workday last quarter to reach and provide more convenient care for their patients,” said Jeff Tangney, co-founder and CEO at Doximity. “We believe this shows that the ‘new normal’ has set in with our users as they adopt a more mobile, hybrid schedule.”
Doximity Appoints Phoebe Yang to its Board of Directors and Launches ESG Site: More information can be found in our press releases at https://investors.doximity.com.
Fiscal 2023 First Quarter Financial Highlights
All comparisons, unless otherwise noted, are to the three months ended June 30, 2021.
•Revenue: Revenue of $90.6 million, versus $72.7 million, an increase of 25% year-over-year.
•Net income and non-GAAP net income: Net income of $22.4 million, versus $26.3 million, representing a margin of 25%, versus 36%. Non-GAAP net income of $30.8 million, versus $30.6 million, representing a margin of 34%, versus 42%.
•Adjusted EBITDA: Adjusted EBITDA of $33.5 million, versus $31.2 million, an increase of 8% year-over-year, representing adjusted EBITDA margins of 37%, versus 43%.
•Net income per share and non-GAAP net income per share: Diluted net income per share was $0.10, versus $0.09, while non-GAAP diluted net income per share was $0.14, versus $0.11.
•Operating cash flow and free cash flow: Operating cash flow of $44.8 million, versus $33.2 million, and free cash flow of $42.6 million, versus $32.4 million.
Financial Outlook
Doximity is providing guidance for its fiscal second quarter ending September 30, 2022 as follows:
•Revenue between $99.5 million and $100.5 million.
•Adjusted EBITDA between $40.0 million and $41.0 million.
Doximity is revising its guidance for its fiscal year ending March 31, 2023 as follows:
•Revenue between $424.0 million and $432.0 million.
•Adjusted EBITDA between $178.0 million and $186.0 million.

Conference Call Information
Doximity will host a webcast today at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) to discuss these financial results. To listen to a live audio webcast, please visit the Company’s Investor Relations page at https://investors.doximity.com. The archived webcast will be available on the Company’s Investor Relations page shortly after the call.
About Doximity
Founded in 2010, Doximity is the leading digital platform for U.S medical professionals. The company’s network members include over 80% of U.S. physicians across all specialties and practice areas. Doximity provides its verified clinical membership with digital tools built for medicine, enabling them to collaborate with colleagues, stay up to date with the latest medical news and research, manage their careers and on-call schedules, and conduct virtual patient visits. Doximity’s mission is to help doctors be more productive so they can provide better care for their patients. For more information, please visit www.doximity.com.
Forward-Looking Statements
Statements we make in this press release may include statements which are not historical facts and are considered forward-looking within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act and are making this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations, or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors including (i) the timing and scope of anticipated stock repurchases; (ii) the impact of the COVID-19 pandemic (including the impact to our industry or on our customers’ industries, impact on general economic conditions, and government responses, restrictions, and actions related to the pandemic); (iii) our ability to retain existing members or add new members to our platform and maintain or grow their engagement with our platform; (iv) our ability to attract new customers or retain existing customers; (v) the impact of our prioritization of our members’ interests; (vi) breaches in our security measures or unauthorized access to members’ data; (vii) our ability to maintain or manage our growth, and other risks and factors that are beyond our control including, without limitation, those set forth in the section entitled “Risk Factors” in the Annual Report on Form 10-K that was filed with the SEC on May 27, 2022. Additional information will be provided in our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2022. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could cause actual results to differ materially from those contained in our forward-looking statements. The forward-looking statements made in this press release relate only to management’s beliefs and assumptions as of this date. We assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.
Investor Relations Contact:
Perry Gold
ir@doximity.com
Media Contact:
Amanda Cox
pr@doximity.com

DOXIMITY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	June 30, 2022	March 31, 2022
Assets
Current assets:
Cash and cash equivalents	$110,092	$112,809
Marketable securities	666,162	685,304
Accounts receivable, net	76,021	81,073
Prepaid expenses and other current assets	18,258	19,439
Deferred contract costs, current	3,610	5,512
Total current assets	874,143	904,137
Property and equipment, net	11,381	8,488
Deferred income tax assets	49,348	48,558
Operating lease right-of-use assets	11,563	1,087
Intangible assets, net	35,430	7,909
Goodwill	67,940	18,915
Other assets	1,126	2,263
Total assets	$1,050,931	$991,357
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$916	$463
Accrued expenses and other current liabilities	25,253	25,270
Deferred revenue, current	93,907	84,907
Operating lease liabilities, current	677	642
Total current liabilities	120,753	111,282
Deferred revenue, non-current	203	78
Operating lease liabilities, non-current	11,092	447
Contingent earn-out consideration liability, non-current	15,668	—
Other liabilities, non-current	1,049	956
Total liabilities	148,765	112,763

Stockholders' Equity
Preferred stock	—	—
Common stock	193	192
Additional paid-in capital	715,282	702,589
Accumulated other comprehensive loss	(17,925)	(15,294)
Retained earnings	204,616	191,107
Total stockholders' equity	902,166	878,594
Total liabilities and stockholders’ equity	$1,050,931	$991,357

DOXIMITY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended June 30,
	2022	2021
Revenue	$90,639	$72,669
Cost of revenue(1)	13,077	7,986
Gross profit	77,562	64,683
Operating expenses(1):
Research and development	19,022	13,241
Sales and marketing	28,134	19,371
General and administrative	8,724	7,196
Total operating expenses	55,880	39,808
Income from operations	21,682	24,875
Other income, net	804	45
Income before income taxes	22,486	24,920
Provision for (benefit from) income taxes	103	(1,402)
Net income	$22,383	$26,322
Undistributed earnings attributable to participating securities	—	(15,581)
Net income attributable to Class A and Class B common stockholders, basic and diluted	$22,383	$10,741
Net income per share attributable to Class A and Class B common stockholders:
Basic	$0.12	$0.12
Diluted	$0.10	$0.09
Weighted-average shares used in computing net income per share attributable to Class A and Class B common stockholders:
Basic	192,947	87,599
Diluted	214,954	114,920
(1) Costs and expenses include share-based compensation expenses as follows:

	Three Months Ended June 30,
	2022	2021
Cost of revenue	$2,122	$268
Research and development	2,552	970
Sales and marketing	3,074	1,028
General and administrative	1,758	2,861
Total stock-based compensation expense	$9,506	$5,127

DOXIMITY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Three Months Ended June 30,
	2022	2021
Cash flows from operating activities
Net income	$22,383	$26,322
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	2,370	1,153
Deferred income taxes	105	—
Stock-based compensation, net of amounts capitalized	9,506	5,127
Non-cash lease expense	401	283
Amortization of premium on marketable securities, net	1,455	297
Loss on sale of marketable securities	37	—
Amortization of deferred contract costs	2,767	3,204
Other	(30)	(93)
Changes in operating assets and liabilities, net of effect of acquisition:
Accounts receivable	5,533	4,421
Prepaid expenses and other assets	1,246	(2,858)
Deferred contract costs	(866)	(1,492)
Accounts payable, accrued expenses and other liabilities	(6,109)	(2,257)
Deferred revenue	6,152	(461)
Operating lease liabilities	(198)	(471)
Net cash provided by operating activities	44,752	33,175
Cash flows from investing activities
Cash paid for acquisition	(53,500)	—
Purchases of property and equipment	(710)	(41)
Internal-use software development costs	(1,415)	(771)
Purchases of marketable securities	(8,870)	(67,375)
Maturities of marketable securities	8,271	10,764
Sales of marketable securities	14,724	—
Net cash used in investing activities	(41,500)	(57,423)
Cash flows from financing activities
Proceeds from issuance of common stock upon initial public offering after deducting underwriting discounts and commissions	—	553,905
Proceeds from issuance of common stock upon exercise of stock options and common stock warrants	3,014	2,737
Taxes paid related to net share settlement of equity awards	(109)	—
Repurchase of common stock	(8,874)	(2,698)
Payments of deferred offering costs	—	(1,768)
Net cash provided by (used in) financing activities	(5,969)	552,176
Net increase (decrease) in cash and cash equivalents	(2,717)	527,928
Cash and cash equivalents, beginning of period	112,809	66,393
Cash and cash equivalents, end of period	$110,092	$594,321

Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with accounting principles generally accepted in the United States (“GAAP”), the Company uses the following non-GAAP measures of financial performance:
•Non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income, non-GAAP net income, non-GAAP net income margin, and non-GAAP basic and diluted net income per common share: We exclude the effect of stock-based compensation expense, amortization of acquired intangible assets, change in fair value of contingent earn-out consideration liability, and expenses associated with acquisitions from non-GAAP gross profit, non-GAAP gross margin and non-GAAP operating income. Non-GAAP net income and non-GAAP net income margin are further adjusted for estimated income tax on such adjustments. We calculate income taxes on the adjustments by applying an estimated annual effective tax rate to the adjustments. Non-GAAP basic and diluted net income per common share is non-GAAP net income attributable to common stockholders divided by the weighted average number of shares. For both basic and diluted non-GAAP net income per share, the weighted average shares we use in computing non-GAAP net income per share is equal to our GAAP weighted average shares. Non-GAAP gross margin represents non-GAAP gross profit as a percentage of revenue and non-GAAP net income margin represents non-GAAP net income as a percentage of revenue.
•Adjusted EBITDA and adjusted EBITDA margin: We define adjusted EBITDA as net income before interest, income taxes, depreciation, and amortization, and as further adjusted for acquisition and other related expenses, stock-based compensation expense, change in fair value of contingent earn-out consideration liability, and other income, net. Net income margin represents net income as a percentage of revenue and adjusted EBITDA margin represents adjusted EBITDA as a percentage of revenue.
•Free cash flow: We calculate free cash flow as cash flow from operating activities less purchases of property and equipment and internal-use software development costs.
We use these non-GAAP financial measures internally for financial and operational decision-making purposes and as a means to evaluate period-to-period comparisons. Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP financial measures and should be read only in conjunction with our condensed consolidated financial statements prepared in accordance with GAAP. Our presentation of non-GAAP financial measures may not be comparable to similar measures used by other companies. We encourage investors to carefully consider our results under GAAP, as well as our supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand our business. Please see the tables included at the end of this release for the reconciliation of GAAP to non-GAAP results.
Key Business Metrics1
•Net revenue retention rate: We calculate net revenue retention rate by taking the trailing 12-month (“TTM”) subscription-based revenue from our customers that had revenue in the prior TTM period and dividing that by the total subscription-based revenue for the prior TTM period. Our net revenue retention rate compares our subscription revenue from the same set of customers across comparable periods and reflects customer renewals, expansion, contraction, and churn.
•Customers with trailing 12-month subscription revenue greater than $100,000: We calculate the number of customers with TTM product revenue greater than $100,000 by counting the number of customers that contributed more than $100,000 in subscription revenue in the TTM period. The number of customers with TTM subscription-based revenue of at least $100,000 is a key indicator of the scale of our business. Our customer count is subject to adjustments for acquisitions, consolidations, spin-offs, and other market activity.
1 The metrics exclude the impact of the AMiON acquisition, which closed on April 1, 2022, including customers of and subscription revenue generated from the AMiON on-call scheduling and messaging application and was immaterial to the periods presented.

Reconciliation of GAAP to Non-GAAP Financial Measures
The following tables reconcile the specific items excluded from GAAP metrics in the calculation of non-GAAP metrics for the periods shown below:

	Three Months Ended June 30,
	2022	2021
	(unaudited)
	(in thousands, except percentages)
Net income	$22,383	$26,322
Adjusted to exclude the following:
Acquisition and other related expenses	30	—
Stock-based compensation	9,506	5,127
Depreciation and amortization	2,370	1,153
Provision for (benefit from) income taxes	103	(1,402)
Change in fair value of contingent earn-out consideration liability	(54)	—
Other income, net	(804)	(45)
Adjusted EBITDA	$33,534	$31,155

Revenue	$90,639	$72,669
Net income margin	25%	36%
Adjusted EBITDA margin	37%	43%

	Three Months Ended June 30,
	2022	2021
	(unaudited)
	(in thousands)
Net cash provided by operating activities	$44,752	$33,175
Purchases of property and equipment	(710)	(41)
Internal-use software development costs	(1,415)	(771)
Free cash flow	$42,627	$32,363
Other cash flow components:
Net cash used in investing activities	$(41,500)	$(57,423)
Net cash provided by (used in) financing activities	$(5,969)	$552,176

	Three Months Ended June 30,
	2022	2021
	(unaudited)
	(in thousands, except percentages)
GAAP cost of revenue	$13,077	$7,986
Adjusted to exclude the following:
Stock-based compensation	(2,122)	(268)
Amortization of acquired intangibles	(137)	—
Non-GAAP cost of revenue	$10,818	$7,718

GAAP gross profit	$77,562	$64,683
Adjusted to exclude the following:
Stock-based compensation	2,122	268
Amortization of acquired intangibles	137	—
Non-GAAP gross profit	$79,821	$64,951

GAAP gross margin	86%	89%
Non-GAAP gross margin	88%	89%

GAAP research and development expense	$19,022	$13,241
Adjusted to exclude the following:
Stock-based compensation	(2,552)	(970)
Non-GAAP research and development expense	$16,470	$12,271

GAAP sales and marketing expense	$28,134	$19,371
Adjusted to exclude the following:
Stock-based compensation	(3,074)	(1,028)
Amortization of acquired intangibles	(1,063)	(265)
Change in fair value of contingent earn-out consideration liability	54	—
Non-GAAP sales and marketing expense	$24,051	$18,078

GAAP general and administrative expense	$8,724	$7,196
Adjusted to exclude the following:
Acquisition and other related expenses	(30)	—
Stock-based compensation	(1,758)	(2,861)
Non-GAAP general and administrative expense	$6,936	$4,335

GAAP operating expense	$55,880	$39,808
Adjusted to exclude the following:
Acquisition and other related expenses	(30)	—
Stock-based compensation	(7,384)	(4,859)
Amortization of acquired intangibles	(1,063)	(265)
Change in fair value of contingent earn-out consideration liability	54	—
Non-GAAP operating expense	$47,457	$34,684

GAAP operating income	$21,682	$24,875
Adjusted to exclude the following:
Acquisition and other related expenses	30	—
Stock-based compensation	9,506	5,127
Amortization of acquired intangibles	1,200	265
Change in fair value of contingent earn-out consideration liability	(54)	—
Non-GAAP operating income	$32,364	$30,267

	Three Months Ended June 30,
	2022	2021
	(unaudited)
	(in thousands, except per share data and percentages)
GAAP net income	$22,383	$26,322
Adjusted to exclude the following:
Acquisition and other related expenses	30	—
Stock-based compensation	9,506	5,127
Amortization of acquired intangibles	1,200	265
Change in fair value of contingent earn-out consideration liability	(54)	—
Income tax effect of non-GAAP adjustments (1)	(2,243)	(1,132)
Non-GAAP net income	$30,822	$30,582
Non-GAAP net income margin	34%	42%

GAAP undistributed earnings attributable to participating securities	$—	$(15,581)
Impact on undistributed earnings attributable to participating securities due to non-GAAP adjustments	—	(1,947)
Non-GAAP undistributed earnings attributable to participating securities	$—	$(17,528)

Non-GAAP net income	$30,822	$30,582
Non-GAAP undistributed earnings attributable to participating securities	—	(17,528)
Non-GAAP net income attributable to Class A and Class B stockholders, basic and diluted	$30,822	$13,054

Weighted-average shares used in computing net income per share attributable to Class A and Class B common stockholders:
Basic	192,947	87,599
Diluted	214,954	114,920

Non-GAAP net income per share attributable to Class A and Class B stockholders:
Basic	$0.16	$0.15
Diluted	$0.14	$0.11
(1) For the three months ended June 30, 2022 and 2021, management used an estimated annual effective non-GAAP tax rate of 21.0%.